Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST
Mairs & Power Balanced Fund

Supplement to Prospectus and Summary Prospectus Dated April 30, 2017

Change in Lead Portfolio Manager

As part of a succession plan established by Mairs & Power, Inc. (the “Adviser”), the investment adviser to the Mairs & Power Balanced Fund (the “Fund”), Kevin V. Earley has been named lead portfolio manager of the Fund effective April 1, 2018.  Ronald L. Kaliebe, the lead portfolio manager of the Fund, will remain as co-manager of the Fund in preparation for his retirement on June 30, 2019.  Mr. Earley has served as co-manager of the Fund since 2015. In addition, Robert W. Thompson has been named as co-manager of the Fund effective April 1, 2018.
1.
The Prospectus section entitled “Summary Section – Portfolio Management” and the Summary Prospectus section entitled “Portfolio Management” are each deleted in their entirety and replaced by the following:

Portfolio Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio.
Kevin V. Earley, lead portfolio manager of the Fund since April 1, 2018 and co-manager of the Fund since 2015, is Vice President of the Adviser.  Ronald L. Kaliebe, co-manager of the Fund from 2006 until 2013, the lead portfolio manager of the Fund from 2013 to April 1, 2018 and co-manager of the Fund since April 1, 2018, is Senior Vice President, Director of Fixed Income and Director of the Adviser. Robert W. Thompson, co-manager of the Fund since April 1, 2018, is Vice President and Fixed Income Portfolio Manager of the Adviser.
2.	The Prospectus section entitled “Portfolio Managers” is deleted in its entirety and replaced by the following:
Portfolio Managers
Mark L. Henneman, Chairman and Chief Executive Officer of the Adviser, has been primarily responsible for the day-to-day management of the Growth Fund as lead portfolio manager since July 1, 2013. Prior to such date, he was co-manager of the Growth Fund since 2006.

Kevin V. Earley, Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Balanced Fund as lead portfolio manager since April 1, 2018. Prior to such date, he was co-manager of the Balanced Fund since January 1, 2015.  He was Director and co-manager of Mid- and Large-Cap Value Investments at Nuveen Asset Management, formerly known as US Bank/FAF Advisors, from 1997 to 2012.

Ronald L. Kaliebe, Senior Vice President, Director of Fixed Income and Director of the Adviser, has served as co-manager of the Balanced Fund since April 1, 2018. Previously, Mr. Kaliebe served as the lead portfolio manager of the Balanced Fund from 2013 to April 1, 2018 and as co-manager of the Balanced Fund from 2006 to 2013.

Robert W. Thompson, Vice President and Fixed Income Portfolio Manager of the Adviser, has served as co-manager of the Balanced Fund since April 1, 2018.  He was Vice President, Corporate Bonds at Advantus Capital Management from 2003 to 2016.

Andrew R. Adams, Executive Vice President, Chief Investment Officer and Director of the Adviser, has been primarily responsible for the day-to-day management of the Small Cap Fund as lead portfolio manager since 2011, and has served as co-manager of the Growth Fund since January 1, 2015.

Allen D. Steinkopf, Vice President of the Adviser, has served as co-manager of the Small Cap Fund since January 1, 2015. He was the Senior Manager of Small Cap Equity at Nuveen Asset Management, formerly known as US Bank/FAF Advisors, from 2004 to 2013.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Funds that they manage is available in the Funds’ SAI.

The date of this Supplement is April 2, 2018.

Please keep this Supplement with your records.